Exhibit 32

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of M Street Gallery, Inc. (the "Company") on Form 10-Q for the quarter ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Reinhold Mackenroth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2011	/s/ Reinhold Mackenroth
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to M Street Gallery, Inc and will be retained by M Street Gallery, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.